Exhibit 10.3

                        AMENDMENT AND EXCHANGE AGREEMENT

      AMENDMENT AND EXCHANGE AGREEMENT (the "Agreement"), dated as of December 21, 2004, by and among SpatiaLight, Inc., a New York corporation, with headquarters located at Five Hamilton Landing, Suite 100, Novato, CA 94949 (the "Company"), and the parties signatory hereto (each, individually, an "Investor" and collectively, the "Investors").

      WHEREAS:

      A. The Company and the Investors are parties to that certain Securities Purchase Agreement, dated as of November 30, 2004 (the "Securities Purchase Agreement"), pursuant to which, among other things, the Investors purchased from the Company (i) Senior Secured Convertible Notes (the "Existing Initial Notes"), which are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (the Existing Initial Notes as converted, the "Existing Initial Conversion Shares"), in accordance with the terms thereof, and
(ii) additional investment rights (the "Existing Additional Investment Rights") to acquire additional Senior Secured Convertible Notes (the "Existing Additional Notes" and together with the Existing Initial Notes, the "Existing Notes", and such Existing Additional Notes as converted, the "Existing Additional Conversion Shares" and together with the Existing Initial Conversion Shares, the "Existing Conversion Shares".

      B. Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement, dated as of November 30, 2004 (the "Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

      C. The Company and the Investors desire to enter into this Agreement, pursuant to which, among other things, (i) each Investor shall exchange all of such Investor's Existing Initial Notes for Senior Secured Convertible Notes in the form attached hereto as Exhibit A (the "Replacement Initial Notes"), which shall be convertible into Common Stock (as converted, the "Replacement Initial Conversion Shares"), in accordance with the terms thereof, and (ii) each Investor shall exchange all of such Investor's Existing Additional Investment Rights for Additional Investment Rights in the form attached hereto as Exhibit B (the "Replacement Additional Investment Rights") which shall be convertible into additional Senior Secured Convertible Notes (the "Replacement Additional Notes", and together with the Replacement Initial Notes, the "Replacement Notes", and as converted, the "Replacement Additional Conversion Shares", and together with the Replacement Initial Conversion Shares, the "Replacement Conversion Shares"), in accordance with the terms thereof in the form attached hereto as Exhibit C.

      D. The parties hereto desire that the Replacement Conversion Shares be covered by the terms set forth in the Registration Rights Agreement.

      E. The exchange of the Existing Initial Notes and the Existing Additional Investment Rights for the Replacement Initial Notes and Replacement Additional Investment Rights is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

      F. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investors hereby agree as follows:

            1. EXCHANGE OF NOTES AND Additional Investment Rights.

            (a) Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, (i) the Investors shall surrender to the Company at the closing contemplated by this Agreement (the "Closing") the Existing Initial Notes and the Company shall issue and deliver to the Investors the Replacement Initial Notes in a principal amount equal to that of the Existing Initial Notes being so exchanged, and (ii) the Investors shall surrender to the Company at the Closing the Existing Additional Investment Rights and the Company shall issue and deliver to the Investors the Investors' Replacement Additional Investment Right, exercisable for the same principal amount of Replacement Additional Notes as the Existing Additional Notes issuable upon the exercise of the Existing Additional Investment Rights being so exchanged.

            (b) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York Time, on December 21, 2004, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investors). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

      2. AmendMENTS TO TRANSACTION DOCUMENTS.

            (a) Securities Purchase Agreement and Registration Rights Agreement. The Securities Purchase Agreement and the Registration Rights Agreement are hereby amended as follows:

                  (i) All references to "Notes" shall mean, and are hereby replaced with, the "Replacement Notes";

                  (ii) All references to "Initial Notes" shall mean, and are hereby replaced with, the "Replacement Initial Notes";

                  (iii) All references to "Additional Notes" shall mean, and are hereby replaced with, the "Replacement Additional Notes";

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

                  (iv) All references to "Conversion Shares" shall mean, and are hereby replaced with, the "Replacement Conversion Shares";

                  (v) All references to "Initial Conversion Shares" shall mean, and are hereby replaced with, the "Replacement Initial Conversion Shares";

                  (vi) All references to "Additional Conversion Shares" shall mean, and are hereby replaced with, the "Replacement Additional Conversion Shares";

                  (vii) All references to "Additional Investment Rights" shall mean, and are hereby replaced by "Replacement Additional Investment Rights"; and

                  (viii) The defined term "Transaction Documents" is hereby amended to include this Agreement, the Replacement Initial Notes, the Replacement Additional Notes and the Replacement Additional Investment Rights.

            (b) Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

                  (i) The term "Effectiveness Deadline" is hereby amended and restated as follows: "Effectiveness Deadline" means the date which is 120 days after the Closing Date plus the number of days that effectiveness of the Registration Statement is delayed by the SEC arising out of or resulting from comments or administrative actions by the SEC with respect to the transactions contemplated by the Amendment and Exchange Agreement, dated as of December 21, 2004, by and among the Company and the Investors and any and all documents executed in connection therewith.

      3. REPRESENTATIONS AND WARRANTIES

            (a) Investor Bring Down. Each Investor hereby represents and warrants to the Company with respect to only itself as set forth in Sections 2(a)-(g) and Sections 2(h) and 2(k) as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

            (b) Company Bring Down. The Company represents and warrants to the each Investor with respect to itself only as set forth in Section 3(a) and 3(b) of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement.

      4. CONDITIONS TO ComPANY'S OBLIGATIONs hereunder.

            The obligations of the Company to each Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

            (a) Such Investor shall have executed this Agreement and delivered the same to the Company.

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

            (b) Such Investor shall have delivered to the Company the Investor's Existing Initial Notes and Existing Additional Investment Rights for cancellation.

            (c) The representations and warranties of such Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

      5. CONDITIONS TO INVESTORS' OBLIGATIONs hereunder.

            The obligations of each Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for such Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) The Company shall have executed this Agreement and delivered the same to such Investor.

            (b) The Company shall have executed and delivered to such Investor the Replacement Initial Notes and the Replacement Additional Investment Rights being issued to such Investor at the Closing.

            (c) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby.

            (d) Within ten Trading Days after the Closing Date, the Company shall have delivered to the Company's transfer agent a letter stating that the Irrevocable Transfer Agent Instructions dated November 30, 2004 shall also apply to the Replacement Conversion Shares.

            (e) The representations and warranties of the Company in Section 3(b) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

      6. MISCELLANEOUS.

            (a) Expenses. Notwithstanding any provision to the contrary in any of the Transaction Documents, each party hereto shall bear their respective costs, fees and expenses in connection with the execution of this Agreement and any and all documents executed in connection therewith.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                            [Signature Page Follows]


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


                  IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

                                            COMPANY:

                                            SPATIALIGHT, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


              [Signature Page to Amendment and Exchange Agreement]

            IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

                                            INVESTORS:

                                            PORTSIDE GROWTH & OPPORTUNITY FUND


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

            IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

                                            INVESTORS:

                                            SMITHFIELD FIDUCIARY LLC


                                            By:
                                               ---------------------------------
                                               Name: Adam J. Chill
                                               Title:   Authorized Signatory

            IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                                                    INVESTORS:

                                                    BLUEGRASS GROWTH FUND, LP


                                            By: BLUEGRASS GROWTH FUND PARTNERS
                                                LLC, its general partner


                                            By:
                                               ---------------------------------
                                               Name:  Brian Shatz
                                               Title:   Managing Member

            IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                                            INVESTORS:

                                            BLUEGRASS GROWTH FUND, LTD


                                            By:
                                               ---------------------------------
                                               Name:  Brian Shatz
                                               Title:   Director